UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/29/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—10.5%

Auto Components—1.7%
Delphi Automotive plc	1,379,200	$119,962,816

Automobiles—0.5%
General Motors Co.	965,230	34,719,323

Hotels, Restaurants & Leisure—0.6%
Dunkin’ Brands Group, Inc.	858,030	45,784,481

Internet & Catalog Retail—1.1%
Amazon.com, Inc.[1]	192,540	82,643,944

Media—3.0%
Comcast Corp., Cl. A	2,834,640	165,713,054

Twenty-First Century Fox, Inc., Cl. A	1,698,720	57,076,992

		222,790,046

Specialty Retail—3.6%
AutoZone, Inc.[1]	197,937	133,334,322

Home Depot, Inc. (The)	1,199,690	133,669,460

		267,003,782

Consumer Staples—11.4%

Beverages—2.7%
Diageo plc	1,349,890	37,520,412

PepsiCo, Inc.	1,708,450	164,745,833

		202,266,245

Food Products—3.5%
Mondelez International, Inc., Cl. A	6,224,870	258,892,343

Household Products—2.6%
Henkel AG & Co. KGaA	1,837,930	188,783,081

Tobacco—2.6%
Philip Morris International, Inc.	2,281,088	189,489,980

Energy—6.0%

Oil, Gas & Consumable Fuels—6.0%
Chevron Corp.	1,701,929	175,298,687

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

HollyFrontier Corp.	942,880	$39,270,952

Magellan Midstream Partners LP2	455,595	36,320,033

Noble Energy, Inc.	2,583,220	113,093,372

Suncor Energy, Inc.	2,836,540	82,912,064

		446,895,108

Financials—18.5%

Capital Markets—1.1%
Bank of New York Mellon Corp. (The)	1,842,950	79,910,312

Commercial Banks—5.3%
Citigroup, Inc.	4,711,900	254,819,552

JPMorgan Chase & Co.	1,217,320	80,075,309

M&T Bank Corp.	481,360	58,186,797

		393,081,658

Consumer Finance—1.6%
Discover Financial Services	1,979,055	115,319,535

Diversified Financial Services—5.5%
Berkshire Hathaway, Inc., Cl. B1	860,080	122,991,440

CME Group, Inc., Cl. A	1,755,950	165,410,490

McGraw Hill Financial, Inc.	1,138,658	118,135,768

		406,537,698

Insurance—3.9%
American International Group, Inc.	2,596,430	152,176,762

Genworth Financial, Inc., Cl. A1	5,625,500	44,666,470

Marsh & McLennan Cos., Inc.	1,641,320	95,574,064

		292,417,296

Real Estate Investment Trusts (REITs)—1.1%
Digital Realty Trust, Inc.	683,700	45,151,548

1         OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Simon Property Group, Inc.	195,270	$35,421,978

		80,573,526

Health Care—14.2%

Biotechnology—1.4%
Gilead Sciences, Inc.[1]	933,150	104,764,751

Health Care Equipment & Supplies—1.1%
Boston Scientific Corp.[1]	4,497,250	82,164,757

Health Care Providers & Services—5.9%
Express Scripts Holding Co.[1]	1,786,742	155,696,698

HCA Holdings, Inc.[1]	1,729,170	141,497,981

UnitedHealth Group, Inc.	1,148,240	138,029,930

		435,224,609

Pharmaceuticals—5.8%
Actavis plc[1]	636,750	195,361,268

Bristol-Myers Squibb Co.	2,042,870	131,969,402

Merck & Co., Inc.	475,070	28,927,012

Zoetis, Inc., Cl. A	1,493,592	74,336,074

		430,593,756

Industrials—11.5%

Aerospace & Defense—1.0%
United Technologies Corp.	648,520	75,987,088

Commercial Services & Supplies—2.5%
Republic Services, Inc., Cl. A	1,595,210	64,271,011

Tyco International plc	2,935,678	118,483,964

		182,754,975

Industrial Conglomerates—2.5%
General Electric Co.	6,741,610	183,843,705

Machinery—2.0%
Deere & Co.	1,588,000	148,763,840

Professional Services—1.1%
Nielsen NV	1,903,445	85,635,991

	Shares	Value

Road & Rail—1.9%
Canadian National Railway Co.	1,721,070	$102,162,715

CSX Corp.	1,106,720	37,717,018

		139,879,733

Trading Companies & Distributors—0.5%
Fastenal Co.	825,720	34,275,637

Information Technology—18.6%

Internet Software & Services—6.8%
eBay, Inc.[1]	1,830,270	112,305,367

Facebook, Inc., Cl. A1	1,387,820	109,901,466

Google, Inc., Cl. A1	152,046	82,913,725

Google, Inc., Cl. C1	376,226	200,193,617

		505,314,175

IT Services—4.8%
Amdocs Ltd.	2,858,230	156,773,915

MasterCard, Inc., Cl. A	1,314,150	121,243,479

Xerox Corp.	6,804,640	77,708,989

		355,726,383

Semiconductors & Semiconductor Equipment—1.1%
Applied Materials, Inc.	3,844,610	77,391,999

Technology Hardware, Storage & Peripherals—5.9%
Apple, Inc.	2,968,865	386,783,733

Western Digital Corp.	500,970	48,774,439

		435,558,172

Materials—1.8%

Construction Materials—1.6%
Vulcan Materials Co.	1,360,293	122,331,149

Metals & Mining—0.2%
Teck Resources Ltd., Cl. B	1,177,200	13,702,608

Telecommunication Services—1.7%

Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	2,517,650	124,472,616

2         OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Utilities—3.0%

Electric Utilities—1.2%
ITC Holdings Corp.	1,016,170	$35,860,639

Southern Co. (The)	1,224,690	53,506,706

		89,367,345

Gas Utilities—0.5%
AmeriGas Partners LP2	802,930	39,584,449

Multi-Utilities—1.3%
PG&E Corp.	1,758,740	94,039,828

Total Common Stocks (Cost $5,233,772,869)		7,188,448,740

	Shares	Value

Investment Company—2.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3,4] (Cost $169,401,832)	169,401,832	$169,401,832

Total Investments, at Value (Cost $5,403,174,701)	99.5%	7,357,850,572

Net Other Assets (Liabilities)	0.5	35,284,770

Net Assets	100.0%	$7,393,135,342

Footnotes to Statement of Investments

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares May 29, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	82,705,816	1,407,419,516	1,320,723,500	169,401,832

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$169,401,832	$101,182

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4. Rate shown is the 7-day yield as of May 29, 2015.

3         OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

1. Organization

Oppenheimer Main Street Fund (the “Fund”) is a separate series of Oppenheimer Main Street Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

4         OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

5         OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6         OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$772,904,392	$—	$—	$772,904,392
Consumer Staples	613,128,156	226,303,493	—	839,431,649
Energy	446,895,108	—	—	446,895,108
Financials	1,367,840,025	—	—	1,367,840,025
Health Care	1,052,747,873	—	—	1,052,747,873
Industrials	851,140,969	—	—	851,140,969
Information Technology	1,373,990,729	—	—	1,373,990,729
Materials	136,033,757	—	—	136,033,757
Telecommunication Services	124,472,616	—	—	124,472,616
Utilities	222,991,622	—	—	222,991,622
Investment Company	169,401,832	—	—	169,401,832

Total Assets	$7,131,547,079	$226,303,493	$—	$7,357,850,572

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s

7         OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,405,272,039

Gross unrealized appreciation	$2,078,844,375
Gross unrealized depreciation	(126,265,842)

Net unrealized appreciation	$1,952,578,533

8         OPPENHEIMER MAIN STREET FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	7/9/2015

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date:	7/9/2015